SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

                                                 PIMCO Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRIORITY NOTICE – PLEASE READ AND RESPOND

November 18, 2019

TO SIGNIFICANT INVESTORS IN PIMCO EQS® LONG/SHORT:

You have been identified as a significant investor in PIMCO EqS® Long/Short Fund and we are asking for your help. As you know, there is currently a proxy campaign underway where shareholders are asked to approve or disapprove an Agreement and Plan of Reorganization that provides for the acquisition of the assets and assumption of the liabilities of the Target Fund by the PIMCO RAE Worldwide Long/Short PLUS Fund (the “Acquiring Fund”), a series of PIMCO Funds.

PIMCO believes that the reorganization will benefit shareholders of PIMCO EqS® Long/Short Fund by (i) offering long and short equity exposure; (ii) maintaining continuity of investment advisory and supervision and administration services from PIMCO; (iii) adding the reputation and expertise of Research Affiliates, LLC.; and (iv) providing these exposures, strategies and services at lower total annual fund operating expense rates, as well as lower management fee rates, for each corresponding share class.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded and the fund has yet to reach the required participation level to approve or disapprove the proposal. As one of the most significant investors, YOUR VOTE IS PARAMOUNT TO THE OUTCOME. Whether you vote FOR, AGAINST or ABSTAIN, all votes matter!

HOW CAN I EXECUTE MY VOTE FOR MY POSITION?

As a priority holder we offer three simple and convenient methods to vote.

1.	CALL IN TO VOTE DIRECTLY at 212-235-5754. Please have the enclosed proxy card available at the time of the call.

2.

EMAIL YOUR VOTE to PIMCOvote@proxyonline.com. Simply send us an email instructing us to vote your position. Be sure to include your Proxy ID found on the lower left corner of enclosed proxy card, indicate your voting preference and include your full name as noted on your account.

3.

TAKE A PICTURE OF YOUR VOTE! Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to PIMCOvote@proxyonline.com. Be sure to capture the ID number in the lower left corner of the card.

As soon as your shares are voted, there will be no more calls or mailings requesting your vote.

Additional information regarding the Special Meeting and the proposal to be voted on can be found in the proxy statement located at https://vote.proxyonline.com/PIMCOFunds/docs/PES2019.pdf.

Your time and consideration is greatly appreciated.

Thank you.

PIMCO EqS® Long/Short Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 22, 2019

The undersigned holder(s) of shares of PIMCO EqS® Long/Short Fund (the “Fund”), a series of PIMCO Equity Series (the “Trust”), a Delaware statutory trust and an open-end management investment company, hereby appoint(s) Ryan Leshaw, Eric Johnson and Bradley Todd, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Trust (the “Special Meeting”) to be held at the Newport Beach Marriott Hotel & Spa, 900 Newport Center Drive, Newport Beach, CA 92660, Del Mar Room, on November 22, 2019 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus dated September 25, 2019. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT/PROSPECTUS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement/Prospectus for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2019. The Proxy Statement/Prospectus is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PES2019.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO EqS® Long/Short Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example:  🌑

        THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSAL
	FOR	AGAINST	ABSTAIN
(01) To approve an Agreement and Plan of Reorganization providing for the reorganization of the PIMCO EqS® Long/Short Fund with and into the PIMCO RAE Worldwide Long/Short PLUS Fund.	○	○	○

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]